[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.46

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

BY AND BETWEEN

INTERNATIONAL AERO ENGINES, LLC

AND

FRONTIER AIRLINES, INC.

DATED AS OF 13 April 2020

This document contains proprietary information of International Aero Engines, LLC (“IAE”). IAE offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE’S permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’S written consent may result in criminal and/or civil liability.

This document does not contain any export regulated technical data.

1.	DEFINITIONS	4

2.	PURCHASE OBLIGATIONS	4

3.	FINANCIAL ASSISTANCE	5

4.	[***]	10

5.	PERFORMANCE IMPROVEMENT PACKAGE	10

6.	SPARE PARTS PROVISIONS	10

7.	FLEET MANAGEMENT PROGRAM	10

8.	GUARANTEE PLANS AND TECHNICAL SUPPORT	11

9.	CERTIFICATION	11

10.	[***]	12

11.	LIQUIDATED DAMAGES	12

12.	TERMS AND CONDITIONS; MISCELLANEOUS	13

13.	NOTICES	14

14.	REQUESTS FOR PROPOSAL	14

15.	ENTIRE AGREEMENT	15

16.	PARTICIPATION OF PARTIES	15

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LIST OF APPENDICES

Appendix 1	Agreement Definitions

Appendix 2	Delivery Schedule

Appendix 3	Engine Specifications

Appendix 4	[***]

Appendix 5	Fleet Management Program

Appendix 6	Product Support for the PW1100G-JM Engine

Appendix 7	PW1100G-JM Engine Warranty and Service Policy

Appendix 8	Spare Engine Payment Schedule

Appendix 9	Guarantee Plan Definitions and Conditions

Appendix 10	[***]

Appendix 11	Terms and Conditions of Sale of Goods and Services

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This PW1100G-JM Engine Purchase and Support Agreement, dated as of 13 April 2020 (this “Agreement”), is entered into by and between IAE and Frontier. IAE and Frontier are sometimes referred to individually as a “Party” or together as the “Parties.”

WHEREAS:

Frontier has entered into a binding agreement with Airbus for the purchase of one hundred thirty-four (134) Firm Aircraft;

Frontier desires to purchase from IAE [***] Firm Spare Engines;

Frontier also has an option to purchase up to an additional [***] Option Spare Engines;

IAE desires to provide Engines, support and other assistance for the Engines installed on the Firm Aircraft, and sell to Frontier the Firm Spare Engines and, if elected by Frontier, the Option Spare Engines;

Frontier desires to have all off-wing engine maintenance services performed exclusively by IAE under the FMP (as set out in Appendix 5) both for the Engines installed on the Firm Aircraft, and for the Firm Spare Engines;

IAE is willing to become Frontier’s exclusive maintenance provider for such Engines through the FMP; and

IAE and Frontier desire to express herein their complete understanding and agreement in connection with Frontier’s selection of the Engines to power the Firm Aircraft, its purchase of the Firm Spare Engines, and its selection of the FMP for all off-wing Engine maintenance services for the Firm Spare Engines and the Engines that power the Firm Aircraft.

NOW THEREFORE:

In consideration of the above recitals and the conditions, mutual covenants, and agreements contained in this Agreement, including those contained in the FMP attached hereto as Appendix 5, IAE and Frontier mutually agree as follows:

1.	DEFINITIONS

Capitalized terms used but not defined in the body of the Agreement are defined in Appendix 1.

2.	PURCHASE OBLIGATIONS

Upon mutual execution of this Agreement, the Parties agree as follows:

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2.1

Frontier has placed a firm purchase order with Airbus (the “Airbus Purchase Agreement”) for all of the Firm Aircraft and will take delivery of the Firm Aircraft in accordance with the Airbus Purchase Agreement and in accordance with the Delivery Schedule;

2.2	IAE will sell, under separate agreements with Airbus, new PW1100G-JM Engines for installation on the Firm Aircraft (the “Frontier Aircraft”);

2.3

Frontier will purchase and take delivery of, and IAE will sell and deliver to Frontier, the Firm Spare Engines in accordance with the Delivery Schedule (and the other terms and conditions of this Agreement. This Agreement constitutes Frontier’s firm purchase order with IAE for the Firm Spare Engines scheduled for delivery in accordance with the Delivery Schedule;

2.4

Frontier acknowledges that receipt of the benefits under this Agreement is subject to and conditioned upon Frontier performing its obligations under the FMP as set forth in Appendix 5 in accordance with the terms hereof; and

2.5

This Agreement (including its Appendixes) constitutes a valid, binding, and legally enforceable contract by and between IAE and Frontier for the (i) support of the Engines installed on the Frontier Aircraft, (ii) purchase and sale of the Firm Spare Engines, and (iii) performance of the FMP, as each is described in this Agreement or the FMP, as applicable.

3.	FINANCIAL ASSISTANCE

IAE agrees to provide Frontier with the financial assistance identified in this Article 3. IAE’s issuance of all credits identified herein is conditioned upon: (a) Frontier accepting delivery of each Firm Aircraft and the Firm Spare Engines in accordance with the Delivery Schedule, and (b) Frontier not being in material breach of its obligations in accordance with the FMP, in each case in accordance with the provisions of this Agreement.

Unless otherwise specified, each credit identified in this Article 3 will be issued in accordance with the applicable terms set forth in Section 3.6.

3.1	Introductory Assistance Credit

The following table states the Unit Base Price per Engine Shipset for installation on the corresponding aircraft model. To assist Frontier with the introduction of the Firm Aircraft into Frontier’s fleet, IAE will credit Airbus in the amount of the Introductory Assistance Credit set forth in the table below in accordance with Section 3.7.1. The Unit Base Price per Engine Shipset and Introductory Assistance Credit per Firm Aircraft are subject to [***] in accordance with Article 4.

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INTRODUCTORY ASSISTANCE CREDITS

EXPRESSED IN [***] UNITED STATES DOLLARS

Aircraft Model	Engine Model	Unit Base Price Per Engine Shipset	Introductory Assistance Credit Per Firm Aircraft
A320neo	PW1127GA-JM	[***]	[***]
A321neo	PW1133GA-JM	[***]	[***]
A321neo	PW1133G1-JM	[***]	[***]
A321XLR	PW1133GA-JM	[***]	[***]
A321XLR	PW1133G1-JM	[***]	[***]
A321XLR	PW1134GA-JM	[***]	[***]

3.2	Firm Spare Engine Credit

The following table states the Unit Base Price and the amount of the Firm Spare Engine Credit for the Firm Spare Engines, which are identified in the Delivery Schedule, and purchased and delivered in accordance with this Agreement. To assist Frontier with spare PW1100G-JM Engine provisioning, Frontier will wire IAE’s account the net invoice corresponding amount below for each such Firm Spare Engine (taking into account the Firm Spare Engine Credit). The Unit Base Price and Firm Spare Engine Credit are subject to [***] in accordance with Article 4. Notwithstanding the foregoing, if IAE is the primary cause of a Spare Engine delivery delay, then IAE will [***] as set forth in the Delivery Schedule.

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FIRM SPARE ENGINE CREDIT

EXPRESSED IN [***] UNITED STATES DOLLARS

ENGINE TYPE	UNIT BASE PRICE*	[***]	[***]
PW1127GA-JM	[***]	[***]	[***]
PW1133GA-JM	[***]	[***]	[***]
PW1133G1-JM	[***]	[***]	[***]
PW1134GA-JM	[***]	[***]	[***]

*

The Unit Base Price for each Spare Engine includes a Shipping Stand, a Spare Engine bag, Standard Equipment and EBU1 per the corresponding Engine Specification, but does not include EBU2, engine mounts or installation thereof.

The Parties agree to apply the Firm Spare Engine Credit to the final invoice for the corresponding Firm Spare Engine.

3.3	Delivery, Shipping Stand and Engine Bag

Delivery of each Firm Spare Engine, including the Additional Equipment included with the Firm Spare Engine and any additional Additional Equipment purchased therewith, is Ex Works at IAE’s designated facility in the United States.

3.4	[***]

3.5	[***] Credit

To assist Frontier with [***], for each of the one hundred thirty-four (134) Frontier Aircraft delivered, IAE will credit Frontier’s account with IAE in the amount of [***] in accordance with Section 4.1 to [***]. Such [***] Credit will be issued to Frontier’s account with IAE at the delivery of the Frontier Aircraft and thereafter, may be used to [***]. Notwithstanding the foregoing, Frontier may use all or a portion of such [***] Credit towards [***].

3.6	[***] Credit

In addition, to assist Frontier with [***], upon delivery of the first Firm Aircraft, IAE will credit Frontier’s account with IAE in the fixed amount of [***] (the “[***] Credit”). The [***] Credit may be used by Frontier to [***]. Notwithstanding the foregoing, Frontier may also use all or a portion of such [***] Credit towards [***].

3.7	Credit Issuance and Application

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3.7.1

IAE will issue all of the credits described in this Article 3 in accordance with the applicable terms set forth in this Section 3.7. The Parties agree that each Introductory Assistance Credit described in Section 3.1 will be assigned by Frontier to Airbus to be applied toward the payment for the Engines for the corresponding Firm Aircraft. In such case, the Parties agree that the assignment of the Introductory Assistance Credit shall occur sufficiently in advance of delivery to allow for timely delivery and shall take final effect at delivery to and acceptance by Frontier of the respective Firm Aircraft. In the event that Frontier does not accept delivery of any Firm Aircraft, Frontier shall have its management team induce Airbus’ management to refund the Introductory Assistance Credit to IAE. In the event that Frontier elects not to assign any portion of the Introductory Assistance Credit to Airbus, Frontier must provide written notice to IAE [***] prior to delivery of the applicable Firm Aircraft; in such case, Frontier may use the Introductory Assistance Credit towards [***].

3.7.2

IAE agrees that the credits provided to Frontier [***] provided that: (i) this Agreement remains in full force and effect, (ii) the credits have not been applied to overdue amounts arising under this Agreement under rights of set off and (iii) Frontier continues to operate at least one (1) Firm Aircraft for which the applicable credit was provided.

3.8

Notwithstanding any other provision of this Agreement to the contrary, IAE reserves the right following prior written notice to Frontier to apply any and all credits due and issuable to Frontier to any outstanding invoices issued by IAE and/or PWEL to Frontier.

3.9

Frontier will ensure compliance with any and all requirements (including but not limited to reporting and approval requirements) of any applicable currency control or other law, rule, or regulation relating to any credits issued under this Agreement.

3.10	Training Assistance

In accordance with the Product Support Plan, IAE agrees to provide to Frontier up to [***] student-days of training at any of IAE’s designated training facilities. Frontier may select the training courses and locations in accordance with the Product Support Plan.

Frontier may assign some or all of the aforementioned student-training days, at no cost to Frontier, to any third party or parties contracted by Frontier to provide line maintenance for the FMP Engines, subject to any such third party executing an intellectual property agreement acceptable to IAE, acting reasonably and in accordance with its policies applicable to its customers in general, prior to (i) being given access to any manuals or documentation necessary to perform such line maintenance activities and (ii) any such assignment.

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3.11	Technical Publications

In accordance with the Product Support Plan, IAE will at no cost to Frontier produce, and make available to (i) Frontier and (ii) up to [***] third parties contracted by Frontier to provide engineering support or line and/or base maintenance for the Engines, subject to each such maintenance provider executing IAE’s standard commercial access joinder agreement, technical publications necessary for the operation and maintenance of the Engines at no cost to Frontier or the third party maintenance provider. Regular, temporary, and “as required” revisions to such technical publications will also be made available at no cost during the service life of the Engines.

3.12	Customer Support Representative

The customer support representatives provided by IAE to Frontier will be fully trained on all facets of engine line maintenance and are stationed around the world to assist operators with the introduction of the Engine into their fleets. IAE will assign, on a non-exclusive basis (except as set forth in Appendix 10), a customer support representative in Denver, Colorado to assist Frontier in preparing for Engine operation (the “Customer Support Representative”). Additionally, beginning [***] and ending [***] or as otherwise mutually agreed, IAE will assign, on an exclusive basis, a Customer Support Representative in Denver, Colorado. The Customer Support Representative will provide the following services to Frontier:

(a)	twenty-four (24) hour support;

(b)	maintenance action recommendations, in consultation with Program Manager for the FMP;

(c)	daily reporting on engine technical situations;

(d)	on-the-job training;

(e)	Service Policy and Warranty preparation assistance,

(f)	AOG Event assistance; and

(g)	prompt communication with IAE on all pending action items and questions.

The Customer Support Representative will provide on-site technical support for Engines at Frontier’s line stations, upon Frontier’s reasonable request, on an as-required basis to be determined by IAE.

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When IAE is providing a Customer Support Representative on an exclusive basis as contemplated under this Section 3.12 and Appendix 10, Frontier will provide the Customer Support Representative free of charge segregated office space at a location to be mutually agreed and conveniently located with respect to Frontier’s maintenance facilities, with office furniture and equipment including telephone and internet connection (all in a manner that is customary for Frontier employees). For the avoidance of doubt, IAE’s assigned Customer Support Representative may provide coverage for other IAE engine models in Frontier’s fleet. Except for providing such office, furniture, office equipment and telephone support to such Customer Support Representative, such IAE Customer Support Representative and any additional customer support or field representatives that IAE may assign from time to time shall be provided at no cost or charge to Frontier.

4.	[***]

4.1	[***]

4.2	[***]

[***]

5.	PERFORMANCE IMPROVEMENT PACKAGE

If any Engine is delivered to Airbus (for installation on a Firm Aircraft) or to Frontier or its assignee (as a Firm Spare Engine) in satisfaction of IAE’s obligations under this Agreement with a performance improvement package, at a thrust equivalent to the PW1127G-JM or PW1133G-JM Engine (“PIP”), [***] under this Agreement. Frontier and IAE agree that the foregoing does not create any obligation on IAE to, at any time, develop or incorporate PIP into any Engine. Frontier and IAE further agree that if PIP is developed, (a) there will be a production ramp-up during which time Frontier may receive all or some of its Engines without PIP, and for which IAE shall have no obligation to compensate Frontier, (b) IAE will have no obligation to make PIP, including any parts thereof, retrofitable for those Engines already delivered to Frontier without PIP, (c) if PIP, or any parts thereof, are retrofitable, IAE will have no obligation to incorporate such retrofitable parts into an FMP Engine at a Shop Visit and (d) each Engine that incorporates PIP will be covered by the same FMP Rate and other terms applicable to a PW1127G-JM or PW1133G-JM, as applicable, Engine without PIP. For clarity, nothing in this Article 5 entitles Frontier to receive any Engines with PIP at thrust levels other than those levels identified above.

6.	SPARE PARTS PROVISIONS

[***]

7.	FLEET MANAGEMENT PROGRAM

[***]

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8.	GUARANTEE PLANS AND TECHNICAL SUPPORT

8.1	Guarantee Plans

IAE will provide Frontier with the Guarantee Plans set forth in Attachments [***] to Appendix 9, Guarantee Plan Definitions and Conditions (the “Guarantee Plans”). The Guarantee Plans are subject to the terms and conditions set forth in the Guarantee Plan Definitions and Conditions attached as Appendix 9. Eligibility under the Guarantee Plans is conditioned upon all PW1100G-JM Engines covered under this Agreement and installed on the Frontier Aircraft and all Firm Spare Engines purchased under this Agreement being maintained exclusively in the IAE Network (except as otherwise expressly set forth in this Agreement) or, in the event of a premature termination of the FMP in accordance with the terms thereof, being maintained throughout the term and in accordance with the terms of the applicable Guarantee Plan(s) with only Parts and IAE-approved repairs and in accordance with IAE instructions and recommendations or publications.

8.2	Product Support for the PW1100G-JM Engine

IAE will provide Frontier the benefits of the Product Support Plan for First-Generation Owners/Operators Acquiring New PW1100G-JM Engines, attached as Appendix 6.

8.3	PW1100G-JM Engine Warranties and Service Policies

IAE will provide Frontier and its assignees the benefits of the Warranties and Service Policies for the PW1100G-JM Engine, attached as Appendix 7, except that [***] of Section 3 (Standard Terms and Conditions) of the Engine Service Policy is deleted in its entirety and replaced with the following:

[***]

8.4	Intellectual Property Agreement

Concurrent with the execution of this Agreement, the Parties will enter into a mutually satisfactory Intellectual Property Agreement under which IAE will provide Frontier with limited rights to certain manuals and other technical information necessary for the maintenance and repair of the Engines in accordance with Section 3.11.

[***]

9.	CERTIFICATION

[***]

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10.	[***]

[***]

10.1	[***]

10.2	[***]

[***]

11.	LIQUIDATED DAMAGES

11.1

The Parties agree that IAE’s damages flowing from Frontier’s failure or inability to take delivery, wrongful rejection or wrongful revocation of acceptance of any Firm Aircraft or Firm Spare Engine in accordance with the Delivery Schedule are difficult to calculate and prove accurately (any such failure or inability to take delivery, wrongful rejection or wrongful revocation of acceptance constitutes a “Cancellation”; any Cancellation of a Firm Aircraft, a “Cancelled Aircraft”; and the Cancellation of a Firm Spare Engine, a “Cancelled Spare Engine”). [***] The Parties further agree that it would be inconvenient or infeasible to obtain an adequate remedy for any Cancellation. Accordingly, taking into account the types of harm that might be anticipated or actually caused by any Cancellation, Frontier agrees that the liquidated damages below are reasonable. Frontier agrees to pay IAE the sums listed below as liquidated damages, and not as a penalty, in the event of any Cancellation:

11.1.1

For any Cancelled Aircraft, and without prejudice to Frontier’s rights hereunder, including, without limitation, the provisions of Article 10 above, Frontier shall pay IAE a fixed amount equal to the number of Cancelled Aircraft multiplied by [***]. Such amount shall be increased to [***], for any Cancelled Aircraft where Frontier does not give IAE written notice of such Cancellation at least [***] prior to the then-scheduled delivery date for such Cancelled Aircraft pursuant to the Delivery Schedule.

11.1.2

For any Cancelled Spare Engine, Frontier shall pay IAE an amount equal to the number of Cancelled Spare Engines multiplied by [***]. Such amount shall be increased to [***] for any Cancelled Spare Engine where Frontier does not give IAE written notice of such Cancellation at least [***] prior to the then-scheduled delivery date for such Cancelled Spare Engine pursuant to the Delivery Schedule.

11.2

No amount will be owed under this Article 11 on account of a Cancellation that: (i) occurs due to no act or omission of Frontier and is due to the fault or delay directly or indirectly of either IAE or Airbus (in the case of Airbus, beyond the contractual grace periods for Airbus’ excusable and/or inexcusable delay in the Airbus Purchase Agreement); or (ii) is attributable to any failure by either IAE or Airbus to perform its obligations under this Agreement or the Airbus Purchase Agreement as applicable, in accordance with the provisions hereof or thereof.

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11.3

The payment by Frontier of the amounts set forth in Section 11.1 shall be IAE’s sole and exclusive remedy under this Agreement for any Cancellation; provided, however, that the on-going benefits and rights of Frontier under the Guarantee Plans and the FMP remain predicated and conditioned upon Frontier’s acceptance and continued operation of all of the FMP Engines, and IAE retains any and all legal and equitable rights and remedies under the Guarantee Plans and/or FMP that derive from or are related to Frontier’s failure to satisfy such condition.

11.4

Frontier will pay to IAE any amount payable under this Article 11 within [***] following receipt of IAE’s written demand (which shall include reasonable detail for the basis of the demand). Interest shall be payable from the date falling [***] after demand until paid and shall be calculated at Prime Rate plus [***] from the date of IAE’s demand until the actual date of payment in full.

12.	TERMS AND CONDITIONS; MISCELLANEOUS

12.1	Terms and Conditions; Controlling Provision

The Terms and Conditions (which are attached hereto as Appendix 11) govern all transactions under this Agreement. In the event of a conflict between a provision set forth in the main body of this Agreement and a provision set forth in an appendix or attachment to this Agreement, or if a provision in the main body of this Agreement modifies a provision set forth in an appendix or attachment to this Agreement, the provision set forth in the main body of this Agreement shall govern over the provision set forth in the appendix or attachment to this Agreement.

12.2	Incorporation of Appendices

All appendices and attachments attached hereto and referred to in this Agreement form an integral part of this Agreement and are hereby incorporated and made a part of this Agreement for all purposes.

12.3	Headings

The headings in this Agreement are provided for convenience only and do not affect its meaning.

12.4	Amendments and Supplements

Any reference to this Agreement means this Agreement as amended or supplemented, subject to any restrictions on amendment contained herein.

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12.5

Frontier agrees to display IAE’s logo on the nacelle for all Firm Aircraft. IAE shall be responsible for properly installing the logos at its own cost for any nacelles that IAE chooses to have display such logo(s). IAE shall be responsible for obtaining the consent to the display of such logo in respect of any Firm Aircraft owned by a lessor leasing such Firm Aircraft to Frontier and to be responsible for the cost of removing the logo(s) if required by a lessor at lease return.

13.	NOTICES

The Parties agree that all demands, notices, and other communications under this Agreement must be in writing and will be deemed to be duly given when personally delivered or when deposited in the mail, confirmation of receipt requested, first-class postage prepaid, or sent by internationally recognized courier service, or sent by email with email confirmation of receipt, addressed as follows:

To Seller:	International Aero Engines, LLC

                 400 Main Street, Mail Stop 115-25

                 East Hartford, Connecticut 06118 USA

                  E-Fax: (###) ###-####

                 Email: ###

                 Attention: Chief Legal Officer

To Buyer:	Frontier Airlines, Inc.
4545 Airport Way
Denver, Colorado 80239

                 Email: ###

                 Attention:Treasurer

With a copy to:  Frontier Airlines, Inc.

                            4545 Airport Way

                            Denver, Colorado 80239

       Email: ###

       Attention: General Counsel

or at such other address as may hereafter be furnished in writing by either Party to the other.

14.	REQUESTS FOR PROPOSAL

[***]

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15.	ENTIRE AGREEMENT

This Agreement, including its appendices and attachments, contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications, agreements or understandings between the Parties with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument.

16.	PARTICIPATION OF PARTIES

16.1	Direct Negotiations

It is hereby understood and agreed between IAE and Frontier that this Agreement and all documentation leading to such Agreement have been, and any and all amendments resulting from such Agreement shall be, agreed and concluded by direct negotiations between IAE and Frontier, without any intermediaries, agents or brokers. Both Parties hereby represent, undertake and warrant to the other Party that it has not paid, agreed to pay, promised to pay, authorized the payment of or caused to be paid directly or indirectly in any form whatsoever any commission, percentage, contingent fee, brokerage, gift, anything of value or other similar payments of any kind whatsoever, in connection with the establishment, selection, negotiation or operation of this Agreement prior to, now or afterwards to any person (whether a governmental official or private individual) or any entity in the United States or elsewhere in violation of the provisions of this Section 16.1. Notwithstanding the foregoing, the Parties may engage and remit payment to professional advisers retained or engaged in connection with the drafting, negotiation, execution, performance and/or enforcement of this Agreement.

Each Party hereby agrees to indemnify, defend and hold harmless the other from any loss, damage, cost, expense, liability or claim, including legal fees, which the other may reasonably incur or suffer in connection with any person seeking by, through or under the Party being indemnified any obligation for a commission, fee or payment incurred by the indemnifying Party in connection with the transaction contemplated by this Agreement or as a result of a breach of the representation contained in the preceding paragraph.

16.2	Rule of Construction

The Parties hereto acknowledge that this Agreement and all matters contemplated herein have been negotiated between the Parties and that the Parties have, from the commencement of negotiations to the execution hereof, participated in the drafting and preparation of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

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This Agreement is available for Frontier’s consideration until April 30, 2020.

Upon mutual execution, this Agreement will become an enforceable contract. The Parties agree that electronic signatures will be deemed to be of the same force and effect as an original executed document. If executed or delivered by other electronic means (i.e. email), the Parties agree to provide original signature pages upon request.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first entered above and deem that it is executed in the State of Connecticut.

FRONTIER AIRLINES, INC.

By	/s/ Howard Diamond
Name	Howard Diamond
Title	General Counsel

INTERNATIONAL AERO ENGINES, LLC

By	/s/ Hendrik Deurloo
Name	Hendrik Deurloo
Title	Senior Vice President, Chief Commercial Officer

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APPENDIX 1

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

AGREEMENT DEFINITIONS

For all purposes of this Agreement, the following capitalized terms have the meanings set forth below:

“Accepted Technical Data” means OEM data, recommendations, or information that has been provided by the OEM that is not “Approved Technical Data” (as defined herein). This includes but is not limited to all operator wires, special instructions, illustrated parts catalogs, and EagleNet or similar wires.

“AD” means an Aviation Authority-issued Engine airworthiness directive.

“Additional Equipment” means any item in the Engine Specification identified under the Additional Equipment section thereof.

“ADEM” means IAE’s Advanced Diagnostics & Engine Management web-based software tools.

“Airbus” means Airbus S.A.S.

“Airbus Contract” means the contracts between (a) Airbus and Frontier (i.e., the Airbus Purchase Agreement), (b) Airbus and Wizz Air Hungary Ltd. (“Wizz Air”), (c) Airbus and Controladora Vuela Compania de Aviacion, S.A.B. de C.V. and/or Concesionaria Vuela Compania de Aviacion, S.A.P. de C.V. (“Volaris”), and (d) Airbus and JetSMART Airlines, Spa (“JetSMART”), under which Frontier, Wizz Air, Volaris and JetSMART have in total agreed to collectively purchase up to four hundred sixty-two (462) A320neo aircraft, A321neo aircraft and A321XLR aircraft.

“Airbus Delivery Schedule Acceleration” has the meaning set forth in the definition of “Delivery Schedule.”

“Airbus Delivery Schedule Change” means an Airbus Delivery Schedule Acceleration or Airbus Delivery Schedule Deferral.

“Airbus Delivery Schedule Deferral” has the meaning set forth in the definition of “Delivery Schedule.”

“Airbus Purchase Agreement” has the meaning set forth in Section 2.1.

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“AOG Event” or “Aircraft-on-Ground Event” is any situation or condition causing a Firm Aircraft to be unavailable for operational service solely because an FMP Engine installed on such Firm Aircraft is unserviceable and incapable of continued operation, so long as (i) Frontier or a representative acting on behalf of Frontier has performed reasonable on-wing Engine corrective action, so long as the on-wing troubleshooting and corrective actions take no more than [***] by Frontier or a representative acting on behalf of Frontier acting reasonably, (ii) no replacement FMP Engine or Lease Engine is promptly available to support such Firm Aircraft, and (iii) Frontier complies with (x) the Spare Engine Ratio requirements set forth in Section 1(f) of Attachment 1 of Appendix 5 and (y) the requirements set forth in Section 10.2 of Appendix 5. An AOG Event will terminate upon correction of the situation or condition that renders the Firm Aircraft unserviceable or at the time a replacement engine becomes available for operational service of the Firm Aircraft, whichever first occurs.

“Approved Technical Data” means technical data that has been approved by the Aviation Authority or by an Aviation Authority DER.

“Aviation Authority” means the [***] (a) under the laws of the State of Registration of the relevant Frontier Aircraft may, from time to time, have control or supervision of civil aviation in that state; and (b) have jurisdiction over the registration, airworthiness or operation of, or other matters relating to a Frontier Aircraft, provided that it is substantially similar to, and no more prescriptive than, the FAA requirements related to safety standards or overall part and engine level reliability certification requirements.

“BFE” means “Buyer Furnished Equipment,” which is aircraft manufacturer-supplied or Frontier furnished engine-mounted accessories (typically including such items as integrated drive generator, quick accessory disconnect adapter, hydraulic pumps, shut-off valve, and pressure regulating valve).

“Business Day” means Monday through Friday, except for any bank holidays in the State of Colorado, United States and/or the State of New York, United States, as applicable.

[***]

“CMM” means the applicable component maintenance manual.

“Collins” means Collins Aerospace Inc., which is an affiliate of IAE.

“Collins Accessory(ies)” means those parts listed in Attachment 5 to Appendix 5 as “Collins Accessories”, originally installed on FMP Engines or acquired new and dedicated solely for the support of FMP Engines, as may be exchanged or replaced in accordance with this Agreement.

“Commencement Date” has the meaning set forth in Article 2 of Appendix 5.

[***].

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“Customized Engine Maintenance Program” or “CEMP” means the program for Engine maintenance established by IAE for Frontier in accordance with and as may be amended in accordance with Section 8.1 of the FMP.

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“Delivery Schedule” means the delivery schedule attached as Appendix 2, which may be adjusted by Airbus for each Firm Aircraft to a date (x) no earlier than [***] prior to the relevant date in Appendix 2 (any such acceleration, a “Airbus Delivery Schedule Acceleration”) or (y) [***] in Appendix 2 (any such deferral, an “Airbus Delivery Schedule Deferral”), which is further subject to Frontier’s [***], provided, however, that no Firm Aircraft will be delivered after [***], and no Firm Spare Engines will be delivered after [***]. In the event of any Airbus Delivery Schedule Change or exercise by Frontier of a [***], Frontier shall notify IAE within [***] thereof, and the Parties shall promptly thereafter enter into an amendment to Appendix 2 hereto to reflect such changes. In furtherance of the foregoing, the Parties agree that the term “Delivery Schedule” shall mean the Delivery Schedule originally attached as Appendix 2 to this Agreement on the date hereof, as the same be amended from time to time in writing and in accordance with the terms of this Agreement.

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“DER” means Designated Engineering Representative.

“EA” has the meaning given in Section 5.5 of Appendix 5.

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“Economically Repairable” generally means that the cost hereunder of the repair, exclusive of modification and transportation costs of a Part, will be equal to or less than [***] of the IAE commercial price of the Part at the time the repair is considered, or shall be otherwise reasonably determined by IAE.

“EIS” means the entry into service of a Frontier Aircraft.

“Eligible Engines” has the meaning set forth in Article 1 of Appendix 9.

“Engine” means an IAE PW1127GA-JM, PW1133GA-JM, or PW1133G1-JM or PW1134GA-JM engine, described as Standard Equipment in the relevant Engine Specification, attached as Appendix 3, sold by IAE for commercial aviation use, whether installed as new equipment on the Frontier Aircraft by Airbus or delivered directly to Frontier from IAE for use as a spare or replacement Engine.

“Engine Build Up” or “EBU” refers to either the EBU 1 or EBU 2, as applicable, as each is described in the Additional Equipment section of the Engine Specification.

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“Engine Lease Agreement” means a short term spare engine lease agreement based on the International Air Transport Association short-term spare engine form lease agreement, with appropriate mutually agreed modifications entered into between PWEL and Frontier for a spare PW1100G-JM engine.

“Engine Shipset” means two (2) new Engines delivered by IAE to Airbus for installation on a Firm Aircraft, and which does not include engine mounts, EBU 1, EBU 2 or installation thereof.

“Engine Specification” means the relevant Engine specification attached as Appendix 3, which is subject to revision prior to Engine delivery.

“Engine Warranty and Service Policy” or “Service Policy” means the Warranties and Service Policies for the PW1100G-JM Engine attached as Appendix 7.

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“External Equipment” means any accessory, component, or part that is mounted, directly or indirectly, to the outside of any engine case, case flange, or to the main gearbox, including Engine accessory components, line replacement units, BFE, EBU parts and hardware, nacelle propulsion system components and any related mounting hardware, wiring harnesses, plumbing, brackets, and kit-and-bin material associated with any such components. External Equipment also includes accessories or components that are maintained per the manufacturer’s CMM and any related mounting hardware, wiring harnesses, plumbing, brackets, and kit-and-bin material associated with any such accessories or components.

“Extreme Environmental Conditions” means atmospheric conditions typical of a severe environment, including but not limited to, high temperature or high concentrations of particulates such as sand, volcanic ash, calcium sulfate, or other contaminates. Operation of the Engines in the following countries (but not limited to the following countries) is considered a severe environment: [***] A country or region other than those noted above could be considered a severe environment to the extent that there is a significant and sustained change in that environment (including an increase in pollution in the air) as documented by (a) service bulletins or all operator wires issued by IAE LLC or Airbus, (b) AMM or Engine manual revisions, or (c) ADs or other publications issued by the Aviation Authority.

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“FAA” means the Federal Aviation Administration of the United States of America or any successor agency thereto.

“Firm Aircraft”, individually or collectively, means the one hundred thirty-four (134) new firm-ordered PW1100G-JM engine-powered A320neo, A321neo or A321XLR aircraft identified in the Delivery Schedule included in Appendix 2 in the table, such Firm Aircraft to be delivered to Frontier in accordance with the Delivery Schedule, PW1100G-JM engine-powered A320neo or A321neo aircraft added to this Agreement [***] will also be considered Firm Aircraft scheduled for delivery on the date provided in Frontier’s notice to IAE.

“Firm Spare Engine Credit” means the credit provided by IAE to Frontier as described in Section 3.2 of this Agreement.

“Firm Spare Engines” means the [***] new firm-ordered spare engines identified in the Delivery Schedule as “Firm Spare Engines” to be delivered to Frontier in accordance with the Delivery Schedule and the Option Spare Engines when Frontier has notified IAE of its confirmation to purchase such Option Spare Engines in accordance with the definition of “Option Spare Engines.”

“FMP” has the meaning set forth in Article 1 to Appendix 5.

“FMP Engines” has the meaning set forth in Article 1 of Appendix 5.

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“FOD” means foreign object damage. Such damage refers to any damage to an Engine that is directly caused by an object that is foreign to the Engine during such Engine’s normal operation. In general, if damage is not conclusively attributable to an Engine part, it shall be attributed to a foreign object; however, in each case IAE will use good faith, reasonable measures to determine and demonstrate to Frontier that such damage is caused by a foreign object or to rule out impact damage from Engine Parts as the cause of damage.

“Frontier” means Frontier Airlines, Inc., a corporation organized and existing under the laws of Delaware, USA, which has an office located at 4545 Airport Way, Denver, Colorado, 80239 USA.

“Frontier Aircraft” has the meaning set forth in Section 2.2.

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“Guarantee Plans” has the meaning set forth in Section 8.1 of this Agreement.

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“IAE” means International Aero Engines, LLC, a limited liability company organized and existing under the laws of Delaware, USA, which has an office located at 400 Main Street, East Hartford, Connecticut 06118 USA.

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“Intellectual Property Agreement” means the existing Intellectual Property Agreement dated on or about the date of this Agreement between IAE and Frontier, as amended or supplemented from time to time.

“Introductory Assistance Credit” means the credit provided by IAE to Frontier as described in Section 3.1 of this Agreement.

“Invoice Price” for each Firm Spare Engine purchased and delivered under this Agreement, except the [***] Firm Spare Engines as set forth in Section 3.4, means the Unit Base Price escalated to the actual month of delivery by IAE to Frontier in accordance with this Agreement.

“Lease Engine” has the meaning set forth in Section 10.1 of Appendix 5.

“LLPs” or “Life Limited Parts” means those rotating Parts which have Parts Life Limit. For purposes of this Agreement, LLPs do not include static, non-rotating LLPs.

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“Miscellaneous Shop Visit” has the meaning set forth in Section 3.1.4 of Appendix 5.

“Missing Part” means any part, including, but not limited to, accessories, that was not installed on an FMP Engine at the time of engine induction or was not subsequently provided to IAE by Frontier for such FMP Engine’s shop visit.

“Option Spare Engines” means the [***] new IAE option spare PW1133GA-JM model engines identified in the Delivery Schedule as “Option Spare Engines” to be delivered to Frontier in accordance with the Delivery Schedule. IAE’s obligation to provide Option Spare Engines is subject to and conditioned upon Frontier providing IAE with a firm and unconditional purchase order for the applicable Option Spare Engine(s) no less than

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[***] before the scheduled delivery date per the Delivery Schedule. For the avoidance of doubt, any terms and conditions contained in Frontier’s purchase order that add to, delete or modify the terms of this Agreement will have no force or effect. An Option Spare Engine shall be deemed to be a “Firm Spare Engine” upon IAE’s receipt of a purchase order from Frontier for an Option Spare Engine.

“PAH” or “Production Approval Holder” means an entity holding a production certificate issued under the authority of the FAA.

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“Parts”, as defined in the Service Policy, means Engine parts sold by IAE and delivered as original equipment in an Engine or Engine parts sold and delivered by IAE as new spare parts in support of an Engine.

“Parts Life Limit” means the maximum allowable total parts time or total parts cycles for specific Parts, including re-operation if applicable, as established by IAE and the applicable Airworthiness Authority. Parts Life Limits are published in the Airworthiness Limitations section of the applicable Instructions for Continued Airworthiness.

“Period of Cover” has the meaning set forth in Section 2.2 of Appendix 5.

“PMA” or “Parts Manufacturer Approval” means the authority granted by the FAA to manufacture parts for installation in type-certificated products.

“Price Assurance Credit” has the meaning set forth in Section 4.2 of this Agreement.

“Prime Rate” shall mean the base annual interest rate on corporate loans posted by at least [***] as published in Eastern edition of the Wall Street Journal as of the date of determination.

“Product Support Plan” means the Product Support Plan for the PW1100G-JM Engine, attached as Appendix 6.

“PWEL” means PW1100G-JM Engine Leasing, LLC, or IAE, or any other IAE affiliate that provides spare engine lease support.

“SB” means an IAE-issued Engine service bulletin.

“Scrapped” means those parts determined by IAE, acting reasonably, to be unserviceable and not Economically Repairable.

“Shipping Stand” means a new shipping stand provided by IAE to Frontier, suitable for road shipment of spare PW1100G-JM engines.

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“Shop Visit” means an FMP Engine has been removed and inducted into an IAE facility within the IAE Network and the separation of major mating engine flanges or the removal of a disk, hub, or spool is performed on such FMP Engine.

“SLB Aircraft” means a Firm Aircraft that Frontier sells or assigns its rights to purchase under the Airbus Purchase Agreement or otherwise transfers ownership to an aircraft leasing company and concurrently leases back from such aircraft leasing company (a sale-leaseback transaction).

“SLB Spare Engine” means a Spare Engine that Frontier sells or assigns its rights to purchase under this Agreement or otherwise transfers ownership to an engine leasing company and concurrently leases back from such aircraft leasing company (a sale-leaseback transaction).

“Spare Engine” means a spare IAE PW1100G-JM engine, as the term “ENGINE” is defined as Standard Equipment (as described in the Engine Specification), and the applicable Additional Equipment supplied by IAE, as described under Additional Equipment of the Engine Specification.

“Spare Engine Ratio” means the percent of Firm Spare Engines to Engines installed on Frontier Aircraft.

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“Specific Conditions” means the operating conditions set forth in Attachment 1 to Appendix 5, upon which the FMP Rate is predicated.

“Standard Equipment” means any item identified under the Standard Equipment section in the Engine Specification.

“State of Registration” means the country(ies) in which the Frontier Aircraft are registered.

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“T&M Rates and Charges” means those rates and charges contained in Attachment 3 to Appendix 5 for maintenance services not covered under the FMP Rate.

“TCH” or “Type Certificate Holder” means an entity holding a type certificate issued under the authority of the FAA.

“Term” has the meaning set forth in Section 2.1 of Appendix 5.

“Terms and Conditions” means the Terms and Conditions of Sale of Goods and Services attached hereto as Appendix 11, which govern all transactions under this Agreement.

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“Unit Base Price” means the respective IAE unit base price set forth in Article 3 of this Agreement.

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APPENDIX 2

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

DELIVERY SCHEDULE*

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APPENDIX 3

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

ENGINE SPECIFICATIONS

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APPENDIX 4

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

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APPENDIX 5

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

FLEET MANAGEMENT PROGRAM

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APPENDIX 6

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

PRODUCT SUPPORT FOR THE PW1100G-JM ENGINE

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APPENDIX 7

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

PW1100G-JM ENGINE WARRANTY AND SERVICE POLICY

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APPENDIX 8

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

SPARE ENGINE PAYMENT SCHEDULE

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APPENDIX 9

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

GUARANTEE PLAN DEFINITIONS AND CONDITIONS

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APPENDIX 10

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

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APPENDIX 11

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT

TERMS AND CONDITIONS OF SALE OF GOODS AND SERVICES

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